AXP(R)
European
Equity Fund


2000 ANNUAL REPORT
(PROSPECTUS ENCLOSED)

American
   Express(R)
Funds

(icon of) compass

AXP   European   Equity  Fund
seeks  to  provide   shareholders
with  capital appreciation.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

AMERICAN
 EXPRESS (R) (logo)

The New Old World
Europe is changing. Thanks to recent economic reforms, corporate restructuring and Europeans' increased appetite for stocks, the region's investment potential appears more promising than ever. AXP European Equity Fund aims to capitalize on that opportunity by investing in fast-growing companies in Europe's major markets.

Table of Contents
2000 ANNUAL REPORT
The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                        3
From the Portfolio Manager               3
Fund Facts                               5
The 10 Largest Holdings                  6
Making the Most of the Fund              7
Independent Auditors' Report             8
Financial Statements                     9
Notes to Financial Statements           12
Investments in Securities               21

AXP EUROPEAN EQUITY FUND
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(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman
The financial markets have always had their ups and downs, but in recent months volatility has become more frequent and intense. While no one can say with certainty what the markets will do, American Express Financial Corporation, the Fund's investment manager, expects economic growth to continue, accompanied by a modest rise in long-term interest rates. But no matter what transpires, this is a great time to take a close look at your goals and investments. We encourage you to:

o Consult a professional investment advisor who can help you cut through mountains of data.

o Set financial goals that extend beyond those achievable through the retirement plan of your employer.

o    Learn as much as you can about your current investments.

The portfolio manager's letter that follows provides a review of the Fund's investment strategies and performance. The annual report contains other valuable information as well. The Fund's prospectus describes its investment objectives and how it intends to achieve those objectives. As experienced investors know, information is vital to making good investment decisions.

So, take a moment and decide again whether the Fund's investment objectives and management style fit with your other investments to help you reach your financial goals. And make it a practice on a regular basis to assess your investment options.

On behalf of the Board,

Arne H. Carlson


(picture of) Gavin Corr
Gavin Corr
Portfolio manager

From the Portfolio Manager
Stocks in Europe experienced mixed results during the past several months, as conflicting factors kept the markets off balance. Reflecting the conditions, AXP European Equity Fund's Class A shares recorded a modest decline of 1.01% (excluding the sales charge) during its initial reporting period -- June 26 (when shares became publicly available) through Oct. 31, 2000.

The period got off to a good start, as a generally positive outlook for inflation, interest rates and corporate profits pervaded the markets, setting the stage for a healthy advance by the Fund through July. But, after an essentially flat August, investors became increasingly

ANNUAL REPORT - 2000
concerned that a slowdown in economic growth might soon penalize profits, particularly for technology-related companies. The result was a downturn for the markets during September and October that resulted in the Fund giving back its earlier gain and a bit more.

BACK TO WORK
Because of the Fund's recent introduction, I spent much of the period constructing the portfolio, or, in more direct terms, putting shareholders' money to work. The result was that technology-related stocks, including the areas of hardware, software and telecommunications, comprised the largest portion of the portfolio. Next-largest was financial services, followed by pharmaceuticals, then retailing.

Looking at some of the major holdings, we find: Vodafone (the world's largest mobile phone operator), Marconi (telecommunications equipment), Aventis (pharmaceuticals), ING and Deutsche Bank (financial services) and Tesco (food retailing).

In all cases, I concentrated on stocks of large, high-quality companies with strong profit-growth prospects. Although the selections were made on an individual stock, rather than geographical, basis, it turned out that nearly half of the holdings are based in the United Kingdom, with France, the Netherlands, Italy and Germany being home to most of the rest.
All told, the portfolio held 37 stocks at period-end.

Thus far in the Fund's history, I'm satisfied with its progress, as it fared relatively well during a time of considerable market turbulence. More important, though, I think Europe continues to enjoy some key, positive trends: corporate restructuring, a more investment-friendly environment and the benefits of a common currency (the euro). As a result, I remain genuinely enthusiastic about the potential rewards from these markets in the year ahead.


Gavin Corr

AXP EUROPEAN EQUITY FUND
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Fund Facts
Class A -- June 26, 2000* - Oct. 31, 2000
(All figures per share)

Net asset value (NAV)
Oct. 31, 2000                                               $4.90
June 26, 2000*                                              $4.95
Decrease                                                    $0.05

Distributions-- June 26, 2000* - Oct. 31, 2000
From income                                                  $ --
From long-term capital gains                                 $ --
Total distribution                                           $ --
Total return**                                              -1.01%***

Class B-- June 26, 2000* - Oct. 31, 2000
(All figures per share)
Net asset value (NAV)
Oct. 31, 2000                                               $4.89
June 26, 2000*                                              $4.95
Decrease                                                    $0.06

Distributions-- June 26, 2000* - Oct. 31, 2000
From income                                                  $ --
From long-term capital gains                                 $ --
Total distribution                                           $ --
Total return**                                              -1.21%***

Class C-- June 26, 2000* - Oct. 31, 2000
(All figures per share)
Net asset value (NAV)
Oct. 31, 2000                                               $4.88
June 26, 2000*                                              $4.95
Decrease                                                    $0.07

Distributions-- June 26, 2000* - Oct. 31, 2000
From income                                                  $ --
From long-term capital gains                                 $ --
Total distribution                                           $ --
Total return**                                              -1.41%***

Class Y-- June 26, 2000* - Oct. 31, 2000
(All figures per share)
Net asset value (NAV)
Oct. 31, 2000                                               $4.89
June 26, 2000*                                              $4.95
Decrease                                                    $0.06

Distributions-- June 26, 2000* - Oct. 31, 2000
From income                                                  $ --
From long-term capital gains                                 $ --
Total distribution                                           $ --
Total return**                                              -1.21%***

*    When shares became publicly available.
** The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.
***  The total return is not annualized.

ANNUAL REPORT - 2000
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The 10 Largest Holdings

                                           Percent           Value
                                       (of net assets) (as of Oct. 31, 2000)
 Vodafone Group (United Kingdom)            6.78%         $7,979,757
 Aventis (France)                           5.72           6,733,994
 Tesco (United Kingdom)                     5.26           6,196,215
 Marconi (United Kingdom)                   5.13           6,032,208
 ING Groep (Netherlands)                    5.07           5,971,526
 Deutsche Bank (Germany)                    4.83           5,683,168
 Alcatel (France)                           4.69           5,516,021
 SmithKline Beecham (United Kingdom)        3.80           4,475,317
 Ericsson (LM) Cl B (Sweden)                3.17           3,729,442
 Next (United Kingdom)                      3.13           3,683,202

Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart
The 10 holdings listed here make up 47.58% of net assets

AXP EUROPEAN EQUITY FUND
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Making the Most of the Fund
BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
________________________________________________________________________________

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
________________________________________________________________________________

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
________________________________________________________________________________
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o    your shares increase in value when the Fund's investments do well

o you receive capital gains when the gains on investments sold by the Fund exceed losses

o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

ANNUAL REPORT - 2000

The  financial   statements   contained  in  Post-Effective   Amendment  #33  to
Registration Statement No. 2-92309 filed on or about December 21, 2000 are incorporated herein by reference.

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American
   Express(R)
Funds

AXP European Equity Fund
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker dealer.

S-6006 C (12/00)

AMERICAN
 EXPRESS (R) (logo)

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STATEMENT OF DIFFERENCES

Difference                                       Description

1)   The layout is different                     1)  Some of the layout in the
     throughout the annual report.                   annual report to
                                                     shareholders is in two
                                                     columns.

2)   There are pictures, icons                   2)  Each picture, icon and
     and graphs throughout the                       graph is described in
     annual report.                                  parentheses.